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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                      PROSPECTUS SUPPLEMENT -- JUNE 3, 2009

RIVERSOURCE GLOBAL TECHNOLOGY FUND (PROSPECTUS DATED DEC. 30, 2008)  S-6395-99 N

At a Special Meeting of Shareholders held on June 2, 2009, shareholders of RiverSource Global Technology Fund approved the merger of RiverSource Global Technology Fund into Seligman Global Technology Fund, a fund that seeks long-term capital appreciation. The merger is expected to take place in the third quarter of 2009.

For more information about Seligman Global Technology Fund, please call 1-800-221-2450 for a prospectus.

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S-6395-6 C (6/09)